Interpublic Group April 27, 2023 FIRST QUARTER 2023 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — First Quarter 2023 Organic change of Net Revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of Organic Change of Net Revenue on page 14 and adjusted results on pages 15 and 18. • Total revenue including billable expenses was $2.5 billion ◦ Organic decrease of revenue before billable expenses (“net revenue”) was -0.2%, against +11.5% a year ago ◦ US organic decrease was -0.9% ◦ International organic growth was +1.2% • Net income as reported was $126.0 million, with adjusted EBITA before restructuring charges of $210.8 million and 9.7% margin on revenue before billable expense • Diluted EPS was $0.33 as reported and $0.38 as adjusted • Repurchased 2.2 million shares returning $78 million to shareholders

3Interpublic Group of Companies, Inc. Three Months Ended March 31, 2023 2022 Revenue Before Billable Expenses $ 2,176.9 $ 2,227.2 Billable Expenses 344.1 341.3 Total Revenue 2,521.0 2,568.5 Salaries and Related Expenses 1,577.3 1,564.4 Office and Other Direct Expenses 330.3 323.4 Billable Expenses 344.1 341.3 Cost of Services 2,251.7 2,229.1 Selling, General and Administrative Expenses 12.9 19.3 Depreciation and Amortization 66.5 67.8 Restructuring Charges 1.6 6.6 Total Operating Expenses 2,332.7 2,322.8 Operating Income 188.3 245.7 Interest Expense, Net (15.6) (29.6) Other Expense, Net (6.7) (6.2) Income Before Income Taxes 166.0 209.9 Provision for Income Taxes 33.8 49.1 Equity in Net (Loss) Income of Unconsolidated Affiliates (0.1) 0.1 Net Income 132.1 160.9 Net Income Attributable to Non-controlling Interests (6.1) (1.5) Net Income Available to IPG Common Stockholders $ 126.0 $ 159.4 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.33 $ 0.40 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.33 $ 0.40 Weighted-Average Number of Common Shares Outstanding - Basic 385.8 394.5 Weighted-Average Number of Common Shares Outstanding - Diluted 387.4 398.4 Dividends Declared per Common Share $ 0.310 $ 0.290 ($ in Millions, except per share amounts) Operating Performance

4Interpublic Group of Companies, Inc. Three Months Ended March 31, Change 2023 2022 (2) Organic Total Media, Data & Engagement Solutions $ 960.8 $ 973.7 (0.7%) (1.3%) IPG Mediabrands, Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge Integrated Advertising & Creativity Led Solutions $ 875.6 $ 916.9 (0.9%) (4.5%) McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies Specialized Communications & Experiential Solutions $ 340.5 $ 336.6 3.3% 1.2% Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health (1) "Net Revenue". (2) Results for the three months ended March 31, 2022 have been recast to reflect the transfer of certain agencies between reportable segments. See reconciliation of Organic Change of Net Revenue change on page 14. Note: Revenue Before Billable Expenses was previously referred to as Net Revenue. ($ in Millions) Revenue Before Billable Expenses Three Months Ended $ % Change March 31, 2022 $ 2,227.2 Foreign currency (51.3) (2.3%) Net acquisitions/(divestitures) 5.1 0.2% Organic (4.1) (0.2%) Total change (50.3) (2.3%) March 31, 2023 $ 2,176.9 (1)

5Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region Three Months Ended March 31, 2023 -0.9% United States +2.9% United Kingdom -4.0% Continental Europe +3.9% Latin America -2.6% Asia Pacific +1.2% International -0.2% Worldwide +9.3% All Other Markets “All Other Markets” includes Canada, the Middle East and Africa. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 14.

6Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Excludes amortization of acquired intangibles. Three Months Ended March 31 (1)

Adjusted Diluted Earnings Per Share

	Three Months Ended March 31, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [2]	**$ 188.3**	**$ (20.9)**	**$ (1.6)**		**$ 210.8**
Total (Expenses) and Other Income [3]	(22.3)			$ (4.2)	(18.1)
Income Before Income Taxes	**166.0**	**(20.9)**	**(1.6)**	**(4.2)**	**192.7**
Provision for Income Taxes	33.8	4.2	0.3	1.3	39.6
Effective Tax Rate	*20.4 %*				*20.6 %*
Equity in Net Loss of Unconsolidated Affiliates	(0.1)				(0.1)
Net Income Attributable to Non-controlling Interests	(6.1)				(6.1)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 126.0**	**$ (16.7)**	**$ (1.3)**	**$ (2.9)**	**$ 146.9**
Weighted-Average Number of Common Shares Outstanding	387.4				387.4
Earnings per Share Available to IPG Common Stockholders [4]	**$ 0.33**	**$ (0.04)**	**$ (0.00)**	**$ (0.01)**	**$ 0.38**

(1) Restructuring charges of $1.6 in the first quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
(2) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
(3) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(4) Earnings per share amounts calculated on an unrounded basis.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 15.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7

IPG

8Interpublic Group of Companies, Inc. Three Months Ended March 31, 2023 2022 Net Income $ 132.1 $ 160.9 OPERATING ACTIVITIES: Net losses on sales of businesses 4.2 6.4 Other non-cash items 9.1 12.3 Deferred taxes 14.2 14.1 Depreciation & amortization 78.3 81.0 Change in working capital, net (695.2) (865.4) Change in other non-current assets & liabilities (90.3) (42.9) Net cash used in Operating Activities (547.6) (633.6) INVESTING ACTIVITIES: Capital expenditures (32.9) (30.7) Acquisitions, net of cash acquired (4.0) — Net proceeds from investments — 2.6 Other investing activities 2.2 (0.7) Net cash used in Investing Activities (34.7) (28.8) FINANCING ACTIVITIES: Common stock dividends (123.2) (118.3) Repurchases of common stock (77.8) (63.1) Tax payments for employee shares withheld (57.3) (38.3) Net (decrease) increase in short-term borrowings (12.0) 13.9 Distributions to noncontrolling interests (3.1) (3.1) Acquisition-related payments (1.1) (1.1) Other financing activities 0.2 (0.1) Net cash used in Financing Activities (274.3) (210.1) Currency effect (9.7) 5.0 Net decrease in cash, cash equivalents and restricted cash $ (866.3) $ (867.5) ($ in Millions) Cash Flow

9Interpublic Group of Companies, Inc. March 31, 2023 December 31, 2022 March 31, 2022 CURRENT ASSETS: Cash and cash equivalents $ 1,678.1 $ 2,545.3 $ 2,402.3 Accounts receivable, net 3,792.8 5,316.0 4,179.9 Accounts receivable, billable to clients 2,153.7 2,023.0 2,155.3 Assets held for sale 5.9 5.9 30.4 Other current assets 540.4 435.0 502.1 Total current assets $ 8,170.9 $ 10,325.2 $ 9,270.0 CURRENT LIABILITIES: Accounts payable $ 6,460.6 $ 8,235.3 $ 7,245.3 Accrued liabilities 538.5 787.1 590.9 Contract liabilities 692.8 680.0 760.0 Short-term borrowings 27.7 44.3 59.1 Current portion of long-term debt 0.6 0.6 0.6 Current portion of operating leases 234.6 235.9 270.3 Liabilities held for sale 5.2 — 28.0 Total current liabilities $ 7,960.0 $ 9,983.2 $ 8,954.2 ($ in Millions) Balance Sheet — Current Portion

10Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes 4.65% 5.40%2.40%4.20% Total Debt = $2.9 billion ($ in Millions) Debt Maturity Schedule 4.75% 3.375% ... ...

11Interpublic Group of Companies, Inc. Summary • Focus on driving growth and building on our long-term industry-leading foundation ◦ Strong agency brands ◦ Exceptional talent ◦ Data capabilities at scale ◦ Creative and innovative marketing solutions ◦ Seamless delivery of "open architecture" solutions • Effective expense management is an ongoing priority • Flexible business model is positioned to address uncertainty • Financial strength is a continued source of value creation

12Interpublic Group of Companies, Inc. Appendix

13Interpublic Group of Companies, Inc. 2023 Q1 Q2 Q3 Q4 YTD 2023 Depreciation and amortization (1) $ 45.6 $ 45.6 Amortization of acquired intangibles 20.9 20.9 Amortization of restricted stock and other non-cash compensation 11.1 11.1 Net amortization of bond discounts and deferred financing costs 0.7 0.7 2022 Q1 Q2 Q3 Q4 FY 2022 Depreciation and amortization (1) $ 46.5 $ 46.0 $ 46.8 $ 50.0 $ 189.3 Amortization of acquired intangibles 21.3 21.1 20.2 22.1 84.7 Amortization of restricted stock and other non-cash compensation 12.5 12.8 12.7 12.0 50.0 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.8 0.8 3.0 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

Reconciliation of Organic Change of Net Revenue

		Three Months Ended March 31, 2022 [1]	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Three Months Ended March 31, 2023	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [2]	$ 973.7	$ (23.3)	$ 17.4	$ (7.0)	$ 960.8	(0.7%)	(1.3%)
	Integrated Advertising & Creativity Led Solutions [3]	916.9	(20.7)	(12.3)	(8.3)	875.6	(0.9%)	(4.5%)
	Specialized Communications & Experiential Solutions [4]	336.6	(7.3)	0.0	11.2	340.5	3.3%	1.2%
	Total	**$ 2,227.2**	**$ (51.3)**	**$ 5.1**	**$ (4.1)**	**$ 2,176.9**	**(0.2%)**	**(2.3%)**
GEOGRAPHIC:	**United States**	**$ 1,470.1**	**$ —**	**$ 14.0**	**$ (13.5)**	**$ 1,470.6**	**(0.9%)**	**0.0%**
	International	**757.1**	**(51.3)**	**(8.9)**	**9.4**	**706.3**	**1.2%**	**(6.7%)**
	United Kingdom	182.4	(17.4)	—	5.2	170.2	2.9%	(6.7%)
	Continental Europe	179.3	(8.5)	—	(7.1)	163.7	(4.0%)	(8.7%)
	Asia Pacific	174.6	(11.3)	0.4	(4.5)	159.2	(2.6%)	(8.8%)
	Latin America	87.7	(5.0)	(1.4)	3.4	84.7	3.9%	(3.4%)
	All Other Markets	133.1	(9.1)	(7.9)	12.4	128.5	9.3%	(3.5%)
	Worldwide	**$ 2,227.2**	**$ (51.3)**	**$ 5.1**	**$ (4.1)**	**$ 2,176.9**	**(0.2%)**	**(2.3%)**

[1] Results for the three months ended March 31, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
[2] Comprised of IPG Mediabrands and Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 14

IPG

Reconciliation of Adjusted Results[1]

	Three Months Ended March 31, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 188.3**	**$ (20.9)**	**$ (1.6)**		**$ 210.8**
Total (Expenses) and Other Income [4]	(22.3)			$ (4.2)	(18.1)
Income Before Income Taxes	**166.0**	**(20.9)**	**(1.6)**	**(4.2)**	**192.7**
Provision for Income Taxes	33.8	4.2	0.3	1.3	39.6
Effective Tax Rate	*20.4 %*				*20.6 %*
Equity in Net Loss of Unconsolidated Affiliates	(0.1)				(0.1)
Net Income Attributable to Non-controlling Interests	(6.1)				(6.1)
Net Income Available to IPG Common Stockholders	**$ 126.0**	**$ (16.7)**	**$ (1.3)**	**$ (2.9)**	**$ 146.9**
Weighted-Average Number of Common Shares Outstanding - Basic	**385.8**				**385.8**
Dilutive effect of stock options and restricted shares	1.6				1.6
Weighted-Average Number of Common Shares Outstanding - Diluted	**387.4**				**387.4**
Earnings per Share Available to IPG Common Stockholders [5]:					
Basic	$ 0.33	$ (0.04)	$ (0.00)	$ (0.01)	$ 0.38
Diluted	$ 0.33	$ (0.04)	$ (0.00)	$ (0.01)	$ 0.38

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring charges of $1.6 in the first quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
[4] Consists of non-operating expenses including interest expense, interest income, and other expense, net.
[5] Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 15 IPG

16Interpublic Group of Companies, Inc. Reconciliation of Adjusted EBITA Three Months Ended March 31, 2023 2022 Revenue Before Billable Expenses $ 2,176.9 $ 2,227.2 Non-GAAP Reconciliation: Net Income Available to IPG Common Stockholders $ 126.0 $ 159.4 Add Back: Provision for Income Taxes 33.8 49.1 Subtract: Total (Expenses) and Other Income (22.3) (35.8) Equity in Net (Loss) Income of Unconsolidated Affiliates (0.1) 0.1 Net Income Attributable to Non-controlling Interests (6.1) (1.5) Operating Income $ 188.3 $ 245.7 Add Back: Amortization of Acquired Intangibles 20.9 21.3 Adjusted EBITA $ 209.2 $ 267.0 Adjusted EBITA Margin on Revenue Before Billable Expenses % 9.6% 12.0 % Restructuring Charges (2) 1.6 6.6 Adjusted EBITA before Restructuring Charges $ 210.8 $ 273.6 Adjusted EBITA before Restructuring Charges Margin on Revenue Before Billable Expenses % 9.7% 12.3% (1) ($ in Millions) (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Restructuring charges of $1.6 in the first quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020. Restructuring charges of $6.6 in the first quarter of 2022 were related to adjustments to our restructuring actions taken in 2020.

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,	
	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]
Revenue Before Billable Expenses	**$ 960.8**	**$ 973.7**	**$ 875.6**	**$ 916.9**	**$ 340.5**	**$ 336.6**			**$ 2,176.9**	**$ 2,227.2**
Segment/Adjusted EBITA	$ 79.1	$ 111.8	$ 98.8	$ 120.0	$ 45.2	$ 56.1	$ (13.9)	$ (20.9)	$ 209.2	$ 267.0
Restructuring Charges [7]	—	(0.1)	0.3	6.2	1.3	0.4	—	0.1	1.6	6.6
Segment/Adjusted EBITA before Restructuring Charges	**$ 79.1**	**$ 111.7**	**$ 99.1**	**$ 126.2**	**$ 46.5**	**$ 56.5**	**$ (13.9)**	**$ (20.8)**	**$ 210.8**	**$ 273.6**
Margin (%) of Revenue Before Billable Expenses	*8.2 %*	*11.5 %*	*11.3 %*	*13.8 %*	*13.7 %*	*16.8 %*			*9.7 %*	*12.3 %*

(1) Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net (loss) income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
(2) Comprised of IPG Mediabrands, Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the three months ended March 31, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
(7) Restructuring charges of $1.6 in the first quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020. Restructuring charges of $6.6 in the first quarter of 2022 were related to adjustments to our restructuring actions taken in 2020.

($ in Millions)

Interpublic Group of Companies, Inc. — 17 IPG

Reconciliation of Adjusted Results[1]

	Three Months Ended March 31, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 245.7**	**$ (21.3)**	**$ (6.6)**		**$ 273.6**
Total (Expenses) and Other Income [4]	(35.8)			$ (6.4)	(29.4)
Income Before Income Taxes	**209.9**	**(21.3)**	**(6.6)**	**(6.4)**	**244.2**
Provision for Income Taxes	49.1	4.2	1.6	0.0	54.9
Effective Tax Rate	*23.4 %*				*22.5 %*
Equity in Net Income of Unconsolidated Affiliates	0.1				0.1
Net Income Attributable to Non-controlling Interests	(1.5)				(1.5)
Net Income Available to IPG Common Stockholders	**$ 159.4**	**$ (17.1)**	**$ (5.0)**	**$ (6.4)**	**$ 187.9**
Weighted-Average Number of Common Shares Outstanding - Basic	**394.5**				**394.5**
Dilutive effect of stock options and restricted shares	3.9				3.9
Weighted-Average Number of Common Shares Outstanding - Diluted	**398.4**				**398.4**
Earnings per Share Available to IPG Common Stockholders [5]:					
Basic	$ 0.40	$ (0.04)	$ (0.01)	$ (0.02)	$ 0.48
Diluted	$ 0.40	$ (0.04)	$ (0.01)	$ (0.02)	$ 0.47

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $6.6 in the first quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 16.
(4) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(5) Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 18

19Interpublic Group of Companies, Inc. Metrics Update

20Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of Revenue Before Billable Expenses) (% of Revenue Before Billable Expenses) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office & Other Direct Expenses Severance Expense Temporary Help

21Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Revenue Before Billable Expenses, Trailing Twelve Months

22Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Revenue Before Billable Expenses) “All Other Salaries & Related,” not shown, was 1.1% and 1.0% for the three months ended March 31, 2023 and 2022, respectively. Three Months Ended March 31 2023 2022

23Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Revenue Before Billable Expenses, Trailing Twelve Months

24Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Revenue Before Billable Expenses) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. 2023 2022 Three Months Ended March 31

25Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

26Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended March 31, 2023 Leverage Ratio (not greater than) (1) 3.50x Actual Leverage Ratio 1.66x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended March 31, 2023 Net Income Available to IPG Common Stockholders $ 904.6 Non-Operating Adjustments (2) 419.2 Operating Income $ 1,323.8 + Depreciation and Amortization 336.7 + Other Non-cash Charges Reducing Operating Income 81.3 + Other Non-cash Adjustments 4.7 Credit Agreement EBITDA (1): $ 1,746.5 ($ in Millions) Credit Facility Covenant (1) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. Management utilizes Credit Agreement EBITDA, which is a non-GAAP financial measure, as well as the amounts shown in the table above, calculated as required by the Credit Agreement, in order to assess our compliance with such covenants. (2) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net (loss) income of unconsolidated affiliates, and net income attributable to non-controlling interests.

27Interpublic Group of Companies, Inc. Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements regarding guidance, goals, intentions, and expectations as to future plans, trends, events, or future results of operations or financial position, constitute forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results and outcomes to differ materially from those reflected in the forward-looking statements, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ the impacts of the COVID-19 pandemic, including potential developments like the emergence of more transmissible or virulent coronavirus variants, and associated mitigation measures, such as restrictions on businesses, social activities and travel, on the economy, our clients and demand for our services; ▪ risks associated with the effects of global, national and regional economic conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ the economic or business impact of military or political conflict in key markets; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; and ▪ the impact on our operations of general or directed cybersecurity events. Investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect our business, including those outlined under Item 1A, Risk Factors, in our most recent annual report on Form 10-K, and our other SEC filings. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any of them in light of new information, future events, or otherwise.